Exhibit 99.1
FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Counterparty
Underwriter	FBR
Issuer	FBR Securitization Trust
Depositor	FBR Securitization, Inc.
Seller	MHC I, Inc.
Aggregator	MHC I, Inc.
Rep Provider	same as FBRSI 2005-1
Master Servicer	Wells Fargo
Trustee	Wells Fargo
MI Provider	—
Monoline	—
Credit Manager	Murrayhill
Federal Tax Status	Debt

Originators	Group (%)	Total (%)
Accredited	19.33	24.75
Encore	52.16	39.28
Finance America	20.75	24.96
Quickloan	1.88	1.25
Resmae	5.88	9.76

Servicers	Group (%)	Total (%)
JPMorgan Chase	100.00	100.00

FICO	AGG UPB	AGG %
< 500	4,805,245	0.21%
500 - 519	82,122,510	3.55%
520 - 539	123,583,330	5.35%
540 - 559	142,306,566	6.16%
560 - 579	175,897,459	7.61%
580 - 599	241,385,660	10.45%
600 - 619	314,240,843	13.60%
620 - 639	313,999,561	13.59%
640 - 659	264,426,689	11.44%
660 - 679	209,652,522	9.07%
680 - 699	159,538,601	6.90%
700 - 719	119,799,813	5.18%
720 - 739	64,359,118	2.79%
740 - 759	46,278,104	2.00%
760 - 779	35,141,604	1.52%
780 - 799	11,024,411	0.48%
800 plus	2,281,008	0.10%

Collateral Info	Group	TOTAL
Gross WAC	7.239%	7.192%
WA CLTV	81.26%	86.80%
CLTV >80%	54.66%	69.24%
CLTV >90%	17.06%	38.84%
CLTV >95%	8.82%	30.05%
LB <$50,000	1.04%	1.38%
LB $50k - $100k	7.08%	7.21%
LB $100k - $150k	14.65%	12.48%
WA FICO	610	625
<560 FICO	21.74%	15.27%
560 - 600 FICO	21.30%	18.82%
SF / TH / PUD	79.22%	81.52%
2-4 Family	14.80%	11.36%
Condo	5.90%	7.05%
Manufactured Housing (MH)	0.08%	0.07%
Other	0.00%	0.00%
Primary	86.20%	92.01%
Second	0.66%	0.52%
Investment	13.14%	7.48%
Full / Alt*	58.32%	53.52%
Stated / Limited	41.68%	46.48%
NINA	0.00%	0.00%
1st Lien	99.63%	97.71%
2nd Lien	0.37%	2.29%
State 1	CA	CA
%	32.63%	37.20%
State 2	IL	IL
%	12.56%	9.79%
State 3	FL	FL
%	9.24%	8.38%
State 4	NY	NY
%	5.91%	6.13%
State 5	AZ	AZ
%	3.54%	3.48%
ARM / HYB	83.67%	85.93%
Fixed	16.33%	14.07%
Purchase	7.16%	39.67%
Refi-RT	7.63%	4.51%
Refi-CO	85.21%	55.82%
Size	$1,067,938,924	$2,310,843,046
AVG Balance	$182,211	$196,701
Loan Count	5,861	11,748
Interest Only (IO)	18.91%	27.13%
Negative Amortization	0.00%	0.00%

*	Includes 12 & 24 month Bank Statements
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
0 - 4.5	—	0.00%	—	0.00%
4.5 - 5	1,999,444	0.10%	—	0.00%
5 - 5.5	41,025,798	2.07%	950,496	0.29%
5.5 - 6	201,269,581	10.14%	33,328,230	10.25%
6 - 6.5	306,773,743	15.45%	71,066,368	21.86%
6.5 - 7	510,003,250	25.68%	70,275,559	21.62%
7 - 7.5	333,772,400	16.81%	28,872,633	8.88%
7.5 - 8	308,247,255	15.52%	32,202,399	9.90%
8 - 8.5	128,060,013	6.45%	14,993,642	4.61%
8.5 - 9	95,589,570	4.81%	15,945,310	4.90%
9 - 9.5	30,541,947	1.54%	10,732,590	3.30%
9.5 - 10	20,666,140	1.04%	20,343,048	6.26%
10 - 10.5	4,229,987	0.21%	8,669,231	2.67%
10.5 - 11	2,279,134	0.11%	11,446,916	3.52%
11 - 11.5	467,280	0.02%	5,021,301	1.54%
11.5 - 12	579,540	0.03%	1,233,807	0.38%
12 - 12.5	174,350	0.01%	35,300	0.01%
12.5 - 13	—	0.00%	—	0.00%
13 - 13.5	—	0.00%	—	0.00%
13.5 - 14	46,786	0.00%	—	0.00%
14 - 14.5	—	0.00%	—	0.00%
14.5 +	—	0.00%	—	0.00%

Ratings
Moody’s Rating	TBD
S&P Rating	TBD
Fitch Rating	TBD
DBRS Rating	TBD

Credit Enhancement
Subordination (not including OC)	TBD
Prefund OC (%)	TBD
Initial Target OC (%)	TBD
Stepdown OC (%)	TBD
Stepdown Date	TBD
Excess Interest (12m Avg, Fwd Libor)	TBD
Notes
All non-dollar amount numbers (excluding loan count) should be formatted as percentages
Any ‘Group’ column refers to the collateral group that backs Freddie’s class
Any Total’ column refers to all collateral in the deal that is crossed with Freddie’s (in almost all case, the total pool)
For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie’s group and for the total pool.
The FICO and GWAC tables should be based on The Total pool.
LB is current loan balance
For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)
If a particular field has no data, enter 0% or $0 rather than ‘NA’
Don’t skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don’t leave it out, just enter 0’s)
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

		Combined LTV
	Fixed	0% -	60.1% -	70.1% -	75.1% -	79.1% -	80.1% -	90.1% -	95.1% -
	Full Doc	60%	70%	75%	79%	80%	90%	95%	100%
FICO Range	Less than 560	0.21%	0.20%	0.05%	0.04%	0.12%	0.34%	0.01%	0.02%
	560 - 599	0.19%	0.30%	0.19%	0.06%	0.20%	0.41%	0.08%	0.35%
	600 - 619	0.05%	0.17%	0.10%	0.05%	0.11%	0.37%	0.10%	0.50%
	620 - 659	0.18%	0.26%	0.09%	0.11%	0.27%	0.73%	0.09%	0.65%
	660 - 699	0.05%	0.05%	0.05%	0.02%	0.11%	0.27%	0.10%	0.37%
	700 - 740	0.03%	0.08%	0.00%	0.02%	0.05%	0.18%	0.13%	0.15%
	740 +	0.03%	0.07%	0.00%	0.01%	0.06%	0.13%	0.01%	0.10%

		Combined LTV
	Fixed	0% -	60.1% -	70.1% -	75.1% -	79.1% -	80.1% -	90.1% -	95.1% -
	Not Full Doc	60%	70%	75%	79%	80%	90%	95%	100%
FICO Range	Less than 560	0.11%	0.06%	0.02%	0.01%	0.05%	0.03%	0.00%	0.00%
	560 - 599	0.16%	0.03%	0.09%	0.02%	0.08%	0.06%	0.00%	0.01%
	600 - 619	0.05%	0.12%	0.06%	0.02%	0.05%	0.18%	0.00%	0.02%
	620 - 659	0.15%	0.11%	0.07%	0.02%	0.25%	0.32%	0.10%	0.40%
	660 - 699	0.11%	0.14%	0.11%	0.04%	0.14%	0.29%	0.09%	0.58%
	700 - 740	0.08%	0.08%	0.04%	0.02%	0.07%	0.11%	0.06%	0.33%
	740 +	0.02%	0.02%	0.05%	0.01%	0.01%	0.14%	0.01%	0.17%

		Combined LTV
	Amortizing ARM	0% -	60.1% -	70.1% -	75.1% -	79.1% -	80.1% -	90.1% -	95.1% -
	Full Doc	60%	70%	75%	79%	80%	90%	95%	100%
FICO Range	Less than 560	0.60%	1.51%	1.15%	0.44%	1.37%	3.97%	0.20%	0.58%
	560 - 599	0.29%	0.55%	0.57%	0.13%	0.95%	2.71%	0.57%	2.06%
	600 - 619	0.15%	0.20%	0.21%	0.09%	0.27%	1.08%	0.45%	1.66%
	620 - 659	0.09%	0.18%	0.24%	0.16%	0.30%	1.39%	0.47%	2.01%
	660 - 699	0.04%	0.04%	0.03%	0.01%	0.09%	0.73%	0.22%	0.73%
	700 - 740	0.03%	0.03%	0.02%	0.00%	0.04%	0.26%	0.12%	0.28%
	740 +	0.01%	0.00%	0.00%	0.00%	0.01%	0.12%	0.07%	0.11%
1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4. Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection
6. The sum of all six FICO/CLTV grids should sum to 100%
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

		Combined LTV
	Amortizing ARM	0% -	60.1% -	70.1% -	75.1% -	79.1% -	80.1% -	90.1% -	95.1% -
	Not Full Doc	60%	70%	75%	79%	80%	90%	95%	100%
FICO Range	Less than 560	0.48%	1.06%	0.66%	0.18%	0.85%	0.84%	0.03%	0.05%
	560 - 599	0.31%	0.63%	0.59%	0.20%	0.97%	2.20%	0.13%	0.17%
	600 - 619	0.12%	0.25%	0.14%	0.10%	0.45%	1.60%	0.44%	0.30%
	620 - 659	0.10%	0.31%	0.28%	0.20%	0.56%	2.32%	1.61%	2.15%
	660 - 699	0.05%	0.07%	0.20%	0.16%	0.24%	1.65%	0.77%	2.85%
	700 - 740	0.02%	0.03%	0.06%	0.03%	0.19%	0.50%	0.33%	1.27%
	740 +	0.00%	0.04%	0.00%	0.00%	0.12%	0.27%	0.20%	0.78%

		Combined LTV
	Non-Amortizing ARM	0% -	60.1% -	70.1% -	75.1% -	79.1% -	80.1% -	90.1% -	95.1% -
	Full Doc	60%	70%	75%	79%	80%	90%	95%	100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.02%	0.00%	0.01%	0.00%	0.00%
	560 - 599	0.08%	0.24%	0.22%	0.04%	0.10%	0.65%	0.07%	0.77%
	600 - 619	0.08%	0.13%	0.16%	0.06%	0.18%	0.98%	0.12%	0.84%
	620 - 659	0.06%	0.20%	0.20%	0.12%	0.30%	1.29%	0.46%	2.10%
	660 - 699	0.01%	0.04%	0.03%	0.06%	0.06%	0.50%	0.22%	1.08%
	700 - 740	0.00%	0.05%	0.02%	0.04%	0.11%	0.17%	0.08%	0.47%
	740 +	0.02%	0.05%	0.00%	0.00%	0.00%	0.01%	0.02%	0.21%

		Combined LTV
	Non-Amortizing ARM	0% -	60.1% -	70.1% -	75.1% -	79.1% -	80.1% -	90.1% -	95.1% -
	Not Full Doc	60%	70%	75%	79%	80%	90%	95%	100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.05%	0.05%	0.06%	0.04%	0.13%	0.20%	0.02%	0.02%
	600 - 619	0.10%	0.14%	0.09%	0.01%	0.13%	0.78%	0.10%	0.03%
	620 - 659	0.06%	0.23%	0.18%	0.14%	0.43%	1.49%	0.39%	0.98%
	660 - 699	0.05%	0.05%	0.11%	0.06%	0.20%	0.62%	0.43%	1.99%
	700 - 740	0.02%	0.04%	0.00%	0.07%	0.03%	0.43%	0.37%	1.42%
	740 +	0.02%	0.03%	0.01%	0.00%	0.04%	0.06%	0.10%	0.94%
Check for 0’s
Total equals 100% -0.54%    0.54% of Pool has CLTV > 100% and is not reflected on above tables
GT 80% Match -0.54%
ARM Match -0.53%
IO Match -1.42%
FICO % Match -0.81%
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.